Exhibit 99.2

CERTIFICATION
OF
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned, Garrett E. Pierce, Vice Chairman and Chief Financial Officer of Orbital Sciences Corporation (the “Company”), hereby certify, to his knowledge on the date hereof, that:

(c)	the Form 10-Q/A of the Company for the quarter ended September 30, 2002 filed on the date hereof with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(d)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Garrett E. Pierce Garrett E. Pierce Vice Chairman and Chief Financial Officer February 21, 2003

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